SUMMARY PROSPECTUS October 1, 2023
T. ROWE PRICE
TRPTX	Retirement Balanced I Fund— I Class

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling 1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated October 1, 2023, as amended or supplemented, and Statement of Additional Information, dated October 1, 2023, as amended or supplemented.

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Investment Objective(s)

The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table or example below.

Fees and Expenses of the Fund
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.34%

Other expenses	—

Total annual fund operating expenses	0.34

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$35	$109	$191	$431

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 25.7% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

Important Note: The fund’s Board of Directors has approved a plan of reorganization pursuant to which the fund will transfer substantially all of its assets and liabilities to the T. Rowe Price Retirement Balanced Fund (the “Acquiring Fund”) in exchange for I Class shares of equal value of the Acquiring Fund (the “Reorganization”).

The fund and the Acquiring Fund have similar investment objectives, investment strategies and policies, investment glide paths and underlying funds, and the contractual management fee schedule for the fund is identical to the contractual management fee schedule applicable to the

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I Class of the Acquiring Fund. The Reorganization is expected to occur on February 16, 2024, and will be structured as a tax-free exchange for fund shareholders. In connection with the Reorganization, the I Class shares of the Acquiring Fund received in the exchange will be distributed to the fund’s shareholders and the fund will then be liquidated and terminated.

The Reorganization does not require any action or approval by fund shareholders, although shareholders may redeem their shares at any time prior to the Reorganization. While the Reorganization will not be a taxable event, redeeming or exchanging fund shares prior to the Reorganization may be a taxable event depending on your individual tax situation. Detailed information about the Reorganization will be provided to shareholders in an information statement expected to be sent in mid-November 2023.

The fund pursues its objective(s) by investing in a diversified portfolio of other T. Rowe Price stock and bond mutual funds that represent various asset classes and sectors. The fund is intended for retired investors who seek income and relative stability from bonds along with some capital appreciation potential from stocks. The fund’s “neutral allocations,” which are what T. Rowe Price considers broadly appropriate for investors during their retirement years, are 40% stock funds and 60% bond funds.

These allocations are intended to reflect the need for reduced market risks, lower portfolio volatility, and an income stream throughout retirement. Although the fund is designed for investors already in retirement, you should be aware that it does not decrease its equity holdings and become increasingly conservative over time. As such, you may want to consider a more conservative or more aggressive approach depending on your age and specific stage of retirement. The fund is designed to be part of an investor’s overall retirement strategy, but is not intended as a complete solution to an investor’s retirement needs. While the overall asset mix generally remains consistent over time, tactical decisions may be made by T. Rowe Price to overweight or underweight a particular asset class or sector based on its market outlook. The target allocations assigned to the broad asset classes (Stocks and Bonds), which reflect these tactical decisions resulting from market outlook, are not expected to vary from the neutral allocations by more than plus (+) or minus (-) five percent (5%).

The following table illustrates how the portfolio is generally expected to be allocated between the asset classes and the underlying T. Rowe Price mutual funds that are used to represent the broad asset classes and specific sectors. The fund invests in the Z Class of each of its underlying funds. T. Rowe Price is contractually obligated to waive and/or bear all of the Z Class’ expenses, with certain limited exceptions. The fund’s overall allocation to stocks is represented by a diversified mix of U.S. and international stock funds that employ both growth and value investment approaches and consist of large-cap, mid-cap, and small-cap stocks. The fund’s overall allocation to bonds is represented by a “core” fixed income component designed to have lower overall volatility and a “diversifying” fixed income component designed to respond to a variety of market conditions and improve risk adjusted returns. The information in the table represents the neutral allocations for the fund as of October 1, 2023. The numbers may not add to 100% due to rounding. The target allocations and actual allocations may differ. The fund’s shareholder reports set forth its actual allocations between stock funds and bond funds and to

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the individual T. Rowe Price mutual funds. T. Rowe Price may periodically rebalance or modify the asset mix of the underlying funds and change the underlying fund investments.

Retirement Balanced I Fund—I Class
Asset Class		Sector(s)	Neutral Allocation	Underlying Fund(s)

Stocks	40.00%	Hedged Equity	4.00%	Hedged Equity
		Inflation Focused	2.00	Real Assets
		International Developed Market	8.67	International Stock,
				International Value Equity, and/or
				Overseas Stock
		International Emerging Market	1.53	Emerging Markets Discovery Stock and/or
				Emerging Markets Stock
		U.S. Large-Cap	19.04	Equity Index 500,
				Growth Stock,
				U.S. Equity Research,
				U.S. Large-Cap Core, and/or
				Value
		U.S. Mid-Cap	2.38	Mid-Cap Growth,
				Mid-Cap Index, and/or
				Mid-Cap Value
		U.S. Small-Cap	2.38	New Horizons,
				Small-Cap Index,
				Small-Cap Stock, and/or
				Small-Cap Value
Bonds	60.00	Core Fixed Income	28.00	Dynamic Global Bond,
				International Bond (USD Hedged), and/or
				New Income
		Diversifying Fixed Income	32.00	Dynamic Credit,
				Emerging Markets Bond,
				Floating Rate,
				High Yield,
				Limited Duration Inflation Focused Bond,
				U.S. Treasury Long-Term Index, and/or
				U.S. Treasury Money

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. There is no guarantee that the fund will provide adequate income at and through your retirement. The principal risks of investing in this fund, which may be even greater in bad or uncertain market conditions, are summarized as follows:

Active management/Asset allocation: The fund’s overall level of risk will directly correspond to the risks of the underlying funds in which it invests. By investing in many

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underlying funds, the fund has partial exposure to the risks of different areas of the market. However, the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes, market sectors, and investment styles represented by those underlying funds could cause the fund to underperform other funds with a similar benchmark or investment objective(s).

Investments in other funds: The fund bears the risk that its underlying funds will fail to successfully employ their investment strategies. One or more underlying fund’s underperformance or failure to meet its investment objective(s) as intended could cause the fund to underperform similarly managed funds.

Market conditions: The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by an underlying fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of an underlying fund’s holdings and markets generally, including economic, political, or regulatory developments, recessions, inflation, rapid interest rate changes, war, military conflict, acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues such as the coronavirus pandemic and related governmental and public responses (including sanctions). Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Bond exposure: An underlying bond fund’s share price can fall because of various factors affecting bonds or due to general weakness in the overall bond markets. The fund invests in underlying funds with varying levels of credit risk, interest rate risk, inflation risk, and liquidity risk. At times, participants in bond markets may develop concerns about the ability of certain issuers to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall bond markets and the related derivatives markets, which could hamper an underlying fund’s ability to sell the bonds in which it invests or to find and purchase suitable investments.

Stock exposure: An underlying stock fund’s share price can fall because of weakness in the overall stock markets, a particular industry, or specific holdings. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of an underlying stock fund may decline due to general weakness or volatility in the stock markets, adverse conditions impacting a particular industry or market sector, or factors affecting an investment style or market capitalization targeted by the fund.

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International investing: Investing in underlying funds that hold the securities of non-U.S. issuers involves special risks not typically associated with investing in underlying funds that hold securities of U.S. issuers. Non-U.S. securities tend to be more volatile and have lower overall liquidity than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, investments outside the U.S. are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. The risks of investing outside the U.S. are heightened for any investments in emerging markets, which are susceptible to greater volatility than investments in developed markets.

Emerging markets: Investing in underlying funds that hold securities of issuers in emerging market countries involves greater risk and overall volatility than investing in underlying funds that hold securities of issuers in the U.S. and other developed markets. Emerging market countries tend to have economic structures that are less diverse and mature, less developed legal and regulatory regimes, and political systems that are less stable, than those of developed countries. In addition to the risks normally associated with investing outside the U.S., emerging markets are more susceptible to governmental interference, political and economic uncertainty, local taxes and restrictions on an underlying fund’s investments, less efficient trading markets with lower overall liquidity, and more volatile currency exchange rates.

Interest rates: The prices of, and the income generated by, bonds and other debt instruments held by an underlying fund may be affected by changes in interest rates. A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. The prices and yields of inflation-linked bonds are directly impacted by the rate of inflation as well as changes in interest rates. Generally, underlying bond funds with longer weighted average maturities and durations carry greater interest rate risk. Changes in monetary policy made by central banks and/or governments, such as the discontinuation and replacement of benchmark rates, are likely to affect the interest rates or yields of securities in which an underlying fund invests.

Prepayments and extensions: Underlying funds that invest in mortgage-backed securities, other asset-backed securities, or any debt instrument with an embedded call option are subject to prepayment risks because the principal on the security may be prepaid at any time, which could reduce the security’s yield and market value. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the underlying fund’s portfolio to shorten. Extension risk may result from a rise in interest rates, which tends to make mortgage-backed securities, asset-backed securities, and other callable debt instruments more volatile.

Credit quality: An issuer of a debt instrument held by an underlying fund could suffer an adverse change in financial condition that results in a payment default (failure to make scheduled interest or principal payments), rating downgrade, or inability to meet a financial obligation. The fund’s exposure to credit risk is increased to the extent the fund invests in underlying funds that hold securities that are not considered investment-grade. Holdings that

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are rated below investment grade carry greater risk of default and erratic price swings due, in part, to potentially adverse changes in the credit quality of the issuer.

Market capitalization: Because the fund invests in certain underlying funds that focus on a particular market capitalization, its share price may be negatively affected if investing in that market capitalization falls out of favor. Small- and mid-cap companies often have less experienced management, more limited financial resources, and less publicly available information than large-cap companies, and tend to be more sensitive to changes in overall economic conditions. As a result, investments in small-cap and mid-cap companies are likely to be more volatile than investments in large-cap companies. However, large-cap companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and they may be less capable of responding quickly to competitive challenges and industry changes.

Investment style: Because the fund invests in certain underlying funds that focus on growth stocks and certain underlying funds that focus on value stocks, its share price may be negatively affected if either investing approach falls out of favor. Growth stocks tend to be more volatile than the overall stock market and are more sensitive to changes in current or expected earnings. Value stocks carry the risk that investors will not recognize their intrinsic value for a long time (or at all) or that they are actually appropriately priced at a low level.

Inflation: To the extent the fund invests in underlying funds that are designed to provide protection against the impact of inflation, those investments could adversely affect the fund’s performance when inflation or expectations of inflation are low. During such periods, the values of an underlying fund’s investments in inflation-linked securities or stocks designed to outperform the overall stock market during periods of high or rising inflation could fall and result in losses for the fund, causing the fund to lag the performance of similarly managed funds.

Liquidity: An underlying fund may not be able to meet requests to redeem shares without significant dilution of the remaining shareholders’ interests in the fund. A particular investment or an entire market segment may become less liquid or even illiquid, sometimes abruptly, which could limit a fund’s ability to purchase or sell holdings in a timely manner at a desired price. Reduced liquidity can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Large redemptions may also have a negative impact on an underlying fund’s overall liquidity.

Bank loans: Underlying funds that invest in bank loans expose the fund to additional risks beyond those normally associated with more traditional debt instruments. An underlying fund’s ability to receive payments in connection with a loan depends primarily on the financial condition of the borrower and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing a loan will be sufficient to satisfy the loan obligation. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price and they have significantly longer settlement periods than more traditional investments. Bank loans often involve borrowers whose financial condition is troubled or highly leveraged, which increases an underlying fund’s risk that the fund may not

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receive its proceeds in a timely manner or that the fund may incur losses in order to pay redemption proceeds to its shareholders. Since floating interest rates on bank loans are typically based on a percentage above LIBOR (London Interbank Offered Rate), the recent discontinuation of most LIBOR rates could adversely impact the performance of underlying funds that hold bank loans.

Cybersecurity breaches: The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, confidential information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

Performance

The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund.

RETIREMENT BALANCED I FUND—I CLASS

Calendar Year Returns

	Quarter Ended	Total Return		Quarter Ended	Total Return
Best Quarter	6/30/20	11.64%	Worst Quarter	3/31/20	-10.84%

The fund’s return for the six months ended 6/30/23 was 6.22%.

The following table shows the average annual total returns for the fund, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund, if applicable.

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In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA.

Average Annual Total Returns
	Periods ended
	December 31, 2022

			Since	Inception
	1 Year	5 Years	inception	date
Retirement Balanced I Fund—I Class				09/29/2015
Returns before taxes	-12.94%	3.33%	4.97%
Returns after taxes on distributions	-14.91	1.78	3.59
Returns after taxes on distributions and sale
of fund shares	-7.10	2.19	3.51

S&P Target Date Retirement Income Index (reflects no deduction for fees, expenses, or taxes)
	-11.17	2.33	3.70 [a]

a Return since 9/29/15.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Wyatt A. Lee	Cochair of Investment Advisory Committee	2015	1999
Kimberly E. DeDominicis*	Cochair of Investment Advisory Committee	2019	1997
Andrew G. Jacobs Van Merlen	Cochair of Investment Advisory Committee	2020	2000

* Ms. DeDominicis originally joined T. Rowe Price in 1997 and returned to T. Rowe Price in 2003.

Purchase and Sale of Fund Shares

Effective after the close of the New York Stock Exchange on Tuesday, November 14, 2023, the fund will be closed to all new investors and new accounts. Shareholders who hold shares of the fund in their account may make additional purchases through February 15, 2024. Shareholders who own the fund through a financial intermediary should check with the financial intermediary to confirm eligibility to continue purchasing shares of the fund. Effective after the

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close of the New York Stock Exchange on Thursday, February 15, 2024, the fund will be closed to all purchases from existing shareholders.

The I Class requires a $500,000 minimum initial investment per fund per account registration, although the initial investment minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, certain client accounts for which T. Rowe Price or its affiliates have discretionary investment authority, qualifying directly held accounts, and certain other types of accounts.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail or by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries).

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

The fund declares dividends, if any, daily and pays them on the first business day of each month. Any capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Immediately prior to the Reorganization in February 2024, the fund is expected to declare dividends and/or capital gains in order to distribute any previously undistributed taxable income and net realized capital gains prior to transferring its assets and liabilities to the Acquiring Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	R422-045 10/1/23